Exhibit 10.16


Change Order No. 10 to
Purchase Agreement no. 1485
Page 1



                       CHANGE ORDER NO. 10

                     DATED February 1, 1996

                               TO

                   PURCHASE AGREEMENT NO. 1485

                             BETWEEN

                       THE BOEING COMPANY

                               AND

                     UNITED AIR LINES, INC.

Purchase Agreement No. 1485, dated October 25, 1988 between The
Boeing Company and United Air Lines, Inc. as previously amended
(the Agreement) is hereby further amended as follows:

I.   Effect of Changes on Exhibit A (Detail Specification).
     -----------------------------------------------------

     The attached Weight and Price Tabulation including the effects of the changes listed are hereby deemed incorporated into [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

II.  Effect of Changes on the Purchase Agreement (Except Exhibit A).
     --------------------------------------------------------------

     The effects of the foregoing changes, except Rapid
Revisions, are as follows:

     A.   Delivery schedule.
          -----------------

          There is no change to the Aircraft delivery schedule as set forth in Article 2.1 of the Agreement on account of the attached changes.

     B.   Aircraft Price.
          --------------

          The Basic Price of each affected Model 757-222
Aircraft, as set forth in Article 3 of the Agreement is adjusted on account of the foregoing changes as follows:

Change Order No. 10 to
Purchase Agreement no. 1485
Page 2

          Contract                                 1987 $s STE
          Delivery            Contract             Price
          Month               Block No.            Adjustment
          -----               ---------            ----------

          April 1996             E         [*CONFIDENTIAL MATERIAL
          May 1996               E          OMITTED AND FILED SEPARATELY
          June 1996              E          WITH THE SECURITIES AND
                                            EXCHANGE COMMISSION PURSUANT
                                            TO A REQUEST FOR
                                            CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     C.   Advance Payment Base Price.
          --------------------------

          There is no change in the Advance Payment Base Prices set forth in Article 5.1 of the Agreement for the affected
Aircraft.

SIGNED as of the day and year first above written.

THE BOEING COMPANY

By /s/ M.O. Hurt
   -------------
Title  Attorney-in-Fact
       ----------------

UNITED AIR LINES, INC.

By  /s/ Douglas A. Hacker
    ---------------------
Title  Senior Vice President
       ---------------------
       and Chief Financial Officer
       ---------------------------

Change Order No. 10 to
Purchase Agreement no. 1485
Page 3


                       WEIGHT AND PRICE TABULATION
                       ---------------------------
                               757-222
                               -------

                      Post Contract Change Requests
                      -----------------------------

Change Number    Change Title   Engineering   MEW   OEW     Change
                                 Tab Block                 Price(1987
                                                            $s STE)
- -------------    ------------    ---------    ---   ---     -------



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Change Order No. 10 to
Purchase Agreement no. 1485
Page 4


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Change Order No. 10 to
Purchase Agreement no. 1485
Page 5


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Change Order No. 10 to
Purchase Agreement no. 1485
Page 6


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Change Order No. 10 to
Purchase Agreement no. 1485
Page 7


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


                                                         Account Manager
                                                  Airplane Configuration

Change Order No. 10 to
Purchase Agreement no. 1485
Page 8


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]